U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 22, 2003


                            GENERAL CABLE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                              --------------------



       Delaware                     1-12983                      06-1398235
-----------------------------  ------------------------    ---------------------
(State or other jurisdiction                                 (I.R.S. Employer
     of incorporation or       (Commission File Number)      Identification No.)
       organization)

                              ---------------------



                                4 Tesseneer Drive
                        Highland Heights, Kentucky 41076
           ------------------------------------------------------------
           (Address of principal executive offices, including zip code)

                                 (859) 572-8000
                -----------------------------------------------
                         Registrant's telephone number,
                               including area code


                                 Not Applicable
                -----------------------------------------------
                         (Former name or former address,
                          if changed since last report)


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ITEM 7.  Financial Statements and Exhibits

         (c)      Exhibits

                    99.1      Press Release dated April 22, 2003.

ITEM 9.  Regulation FD Disclosure

     In accordance with SEC Release No. 33-8216, the following information is being provided under "Item 12. Results of Operations and Financial Condition."

     On April 22, 2003, the Registrant issued a press release. A copy of the press release is attached as Exhibit 99.1 to this report.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GENERAL CABLE CORPORATION


      Date:    April 22, 2003         By:  /s/ Robert J. Siverd
                                          -----------------------------------
                                               Robert J. Siverd
                                               Executive Vice President, General
                                               Counsel and Secretary

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